IntraOp Medical Corporation New Treatment, New Hope September 2006 Exhibit 99.1

Safe-Harbor Statement Certain statements contained in this presentation that are forward-looking in nature are based on the current beliefs of our management as well as assumptions made by and information currently available to management, including statements related to the markets for our products, general trends in our operations or financial results, plans, expectations, estimates and beliefs. In addition, when used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to us or our management, may identify forward-looking statements. These statements reflect our judgment as of the date of this presentation with respect to future events, the outcome of which is subject to risks, which may have a significant impact on our business, operating results or financial condition. You are cautioned that these forward-looking statements are inherently uncertain. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described herein. A fuller discussion of the risks involved can be found in our Form 10-QSB for the period ended June 30, 2003, a copy of which can be found at http://tinyurl.com/z2qv6. We undertake no obligation to update forward-looking statements.

IntraOp Medical Corporation Medical Device Manufacturer in Cancer Therapy Market Addresses $2.6 Billion Need for Intraoperative Electron Radiation Therapy (IEORT) Proprietary $1.5 Million Mobetron System 21 Systems Ordered Worldwide

IOERT -- Intraoperative Electron Radiation Therapy IOERT is the direct application of radiation to a tumor or tumor bed while a patient is undergoing surgery for cancer IOERT Advantages:  Directly destroys residual tumor cells left behind after surgery  Substantially increases the effective dose of radiation to the tumor  Normal tissues surrounding the tumor can be displaced and protected Patient Benefits: Markedly improved long term survival for many diseases Significant improvement in local tumor control Two-minute dose of IOERT often eliminates weeks of pre/post operative external beam radiation treatments

IOERT Delivers Precision Radiotherapy “Intraoperative electron radiation therapy is a precision radiotherapy. You have direct visualization of the tumor, can exclude normal tissue from the field, and can also protect critical structures within the field. IOERT is a method that provides dose escalation as a precision component of radiotherapy.” Felipe Calvo, M.D. University Hospital Madrid Spain

Existing Equipment Restricts Use of IOERT Conventional Equipment: • Equipment weighs 10 tons and requires 100 tons of shielding • Concrete shielded rooms are commonly located in the basement • Few hospitals have operating rooms that are shielded for radiation • Construction of a dedicated OR can exceed $3.5 Million - unrealistic for most hospitals Existing Procedure: • “Heroic Transport” required to move patient from the OR to the radiation bunker and back • Adds one and a half hours to the procedure • Requires significant commitment of personnel • Severely limits the number of patients that can be treated • Disruptive to both surgery and radiotherapy operations Remove Tumor In OR Transport Patient Downstairs, Wound Open Treat with IOERT Return Patient to OR, Wound Open Surgical Close

MOBETRON® -- A Dedicated IOERT Solution • First mobile device to deliver IOERT in the operating room without shielding • Eliminates the need for Heroic Transport or Dedicicated, Shielded OR, saving $3.5M in capital expenditures • Weighs 2,700 lbs.: about 1/8th the size of conventional radiation equipment • Fits easily into hallways, elevators and operating rooms • Sells for approximately $1.5 million • Approved: U.S. (510K), Europe (CE Mark), Japan (JIS), China (SDA) • Worldwide acceptance: 17 systems installed in North America, Europe and Asia

Mobetron Makes IOERT Practical Conventional IORT Mobetron IOERT Equipment: Weight: 20,000 pounds Weight: 2,700 pounds Shielding: Concrete or lead (100 tons) Self-Shielded Room: Basement bunker/ Dedicated OR $3.5 million Standard OR any floor, no modification Procedure: Heroic Transport/Dedicated OR Treat-in-Place in Standard OR Time: Adds 1.5 hours to surgery Adds 20 minutes to surgery Logistics: Disruptive to staffing, wastes external beam cell time Mobetron easily moved between OR’s or set aside

$2,600,000,000 Mobetron Sales Potential Breaking down the IOERT market opportunity…. 1.4 Million new cancer cases in US annually 588K receive radiation therapy for curative intent 259K patients relapse locally or regionally 83K Patients Need IOERT Annually = Generating an estimated $1.3 Billion U.S. market opportunity with total worldwide sales potential of $2.6 Billion….

Breadth of IOERT Clinical Applications Traditional Cancer Applications ⑀⎂ Locally Advanced and Recurrent Rectal ⑀⎂ Locally Advanced and Recurrent GYN ⑀⎂ Pancreatic ⑀⎂ Gastric ⑀⎂ Bladder ⑀⎂ Pediatric ⑀⎂ Soft Tissue, Bone & Retroperitoneal Sarcomas ⑀⎂ Head and Neck ⑀⎂ Hepatabiliary ⑀⎂ Esophageal ⑀⎂ Central Nervous System Tumors Emerging Applications for Earlier Stage Cancers ⑀⏇ Breast ⑀⏇ Lung ⑀⏇ Prostate Clinical studies available upon request

IOERT and the Mobetron Saves Lives “Without IOERT treatment, delivered via the Mobetron, the outlook for hundreds of patients with advanced or recurrent cancers that we treated would have been in a word, grim.” William Wong, M.D. Consultant and Educational Director Department of Radiation Oncology Mayo Clinic Scottsdale

Saving Lives -- Head and Neck Cancer IOERT Increases Survival by 2.5x for Locally Recurrent Head & Neck Cancer 0% 5% 10% 15% 20% 25% 30% 5 Year Overall Survival IOERT Increases Survival by 4x for Locally Advanced Head & Neck Cancer 0% 10% 20% 30% 40% 50% 60% 5 Year Overall Survival

Saving Lives -- Pancreatic Cancer IOERT Increases Survival by 1.8x for Operable Pancreatic Cancer 0% 5% 10% 15% 20% 25% 30% 5 Year Overall Survival 0% 10% 20% 30% 40% 3 Year Overall Survival Conventional IOERT Conventional IOERT IOERT Increases Survival by 3.5x for Inoperable Pancreatic Cancer

Saving Lives -- Lung and Pediatric Cancer 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 5 Year Overall Survival 0% 10% 20% 30% 40% 50% 60% 70% 80% 5 Year Overall Survival IOERT Increases Survival by 1.7x for Locally Advanced Pediatric Cancer
IOERT Increases Survival by 2.7x for Locally Advanced Lung Cancer

Breast Cancer -- New Treatment, New Hope “The approach in treating breast cancer has gone from the maximum tolerated treatment in the 1970’s to the minimum effective treatment today.” Umberto Veronesi, M.D., European Institute of Oncology, Milan December 2003

IntraOp Medical Corporation 9/21/06 16 IOERT Offers Multiple Approaches to Breast Cancer Treatment Options IOERT Boost at the time of either lumpectomy or wide excision, followed by external radiation (x-rays) to the breast • Patient Benefit • Shortens overall adjuvant radiation treatment by about 2 weeks • Decreases possibility of boost missing surgical margins • Reduced skin dose as boost is given subcutaneously • Starts adjuvant therapy at the time of lumpectomy when tumor cells are most active Total Dose IOERT -- replacement of ALL external radiation treatment

Outstanding Breast Boost Results Better Local Control with Fewer Treatments 87% 88% 89% 90% 91% 92% 93% 94% 95% 96% 97% 5 Year Overall Survival Conventional IOERT Better Survival with Fewer Treatments Conventional IOERT 91% 92% 93% 94% 95% 96% 97% 98% 99% 100% 5 Year Local Control

Open Field Opportunity, Protected Technology IntraOp is the only company producing a mobile linear accelerator with no shielding required IntraOp Patent Fence • Mobile use of a self-shielded linear accelerator • Electron accelerator used in the Mobetron • Unique alignment system used to orient the Mobetron to the tumor • International patents granted in Japan, Russia and key European countries Limited Direct Competition Conventional Machines + Heroic Transport or Dedicated OR Hitesys and Liac (Italy) • Offer modified linear accelerator with lower energy than the Mobetron • Require mobile shielding to be positioned around the surgical table • Believed in violation of Intraop patents

IntraOp Delivers Mobetron Worldwide Italy: Ospedale Borgo Trento, Verona Ospedale Maggiore della Carita, U. of Novara, Novara Azienda Ospedaliera S. Croce e Carle, Cuneo Japan: University of Tokyo, Tokyo Holland: Catherina Zeikenhuis, Eindhoven Poland: Jagiellonian University, Krakow Poland: Wielkopolskie Centrum Onkologii Cancer Center, Poznan Spain: San Jaime Hospital, Torrevieja Belgium: St. Augustinius Hospital, Antwerp Japan: Gunma Prefectural Cancer Hospital, Tokyo Japan: Nagoya, Nagoya University Hospital California: University of California at San Francisco Indiana: Methodist Hospitals of Indianapolis Ohio: Ohio State University, Columbus Ohio: University Hospital of Cleveland North Carolina: University of North Carolina, Chapel Hill Kentucky: University of Louisville Arizona: Mayo Clinic, Scottsdale China: Beijing, Beijing Tumor Hospital California: Stanford Hospital and Clinics Holland: MCH Westeinde, Den Haag

Decades of Management Experience ⑀⍽ Don Goer, Ph.D. - CEO: Co-founder in 1993. 17 years at Varian Associates in the sales, marketing and product development of linear accelerators. Ph.D., The Ohio State University, 1973. Post-doctoral study in metallurgical engineering. Authored chapter on radiation therapy linear accelerators for the Encyclopedia of Medical Devices and Instrumentation.. ⑀⍽ Howard Solovei - CFO: Joined 2002. 14 years in leasing and equipment finance as CFO of Phoenix Leasing Inc.:, $1 billion of leased assets managed, $700 million of bank agreements and securitizations for 30+ partnerships and corporate entities. ⑀⍽ Scott Mestman - V.P., Sales & Marketing: Joined 2005. 24 years in radiation therapy. Previously: Vice President, Corporate Development, Vantage Oncology; Vice President, Sales Strategy and Development, Siemens Medical Solutions; 20 years at Varian Medical Systems in engineering, marketing, sales, sales management,, business development and M&A. ⑀⍽ Richard Simon - V.P. of Operations: Joined 1997. 20 years in engineering Varian Associates -- responsible for developing and shipping 450 linear accelerators. Professional training in electrical engineering and project management. ⑀⍽ Outside BOD -- John Matheu -- former V.P., Pfizer; Theodore L. Phillips, M.D. -- Professor, UCSF; Michael Friebe -- President/CEO of Tomovation GmbH; Keith Jacobson -- Former CFO of American President Companies; Stephen Kessler -- Former CFO of NYC Transit Authority; Allan C. Martin -- Former V.P., G.E. Medical

United States Direct sales and service -- Increase sales force from 1 in 2006 to 4 by early 2007 (3 on board now) Improve reimbursement for IOERT PR program to increase consumer and medical community awareness of the benefits of IOERT Develop IOERT “Centers of Excellence” in key geographic regions Europe Combination of direct sales, sales agents and distributors Service direct (except in Eastern Europe) Hired Manager of Northern Europe Sept 2006; hire Manager for Southern Europe in 2007 Form European subsidiary in 2007 for higher European recognition Establish Mobetrons in every major European country by 2008 Sales Strategy - U.S. and Europe

• Asia • Sales through distributors but managed by full time Director of Far East Sales • Direct service in China • Focus on Japan and China, and expand from that base • Extend to other countries in Asia (Korea, Taiwan) in 2007/2008. • Rest of World • Address through distributors after service base in Europe and Asia established Sales Strategy - Asia and ROW IntraOp Medical Corporation 9/21/06 23

Expanding Sales Pipeline Potential Targets* Expressed Interest Could Order Next 12 Months Order Forecast 2007 Order Forecast 2008 US 600 156 25 8 12 Europe 400 63 30 10 15 Asia 200 36 10 3 6 R.O.W. 100 11 0 0 2 Total 1,300 266 65 21 35 Next 5 years Backlog YE 2006, 3 units

• Outsourced • CDS Engineering, TPI Systems, Accuray (all S.F. Bay Area) • Can scale production to demand • Contract engineering for cost reduction - TPI Systems, others • In-House • Design - Product development, cost reduction • Testing - critical to successful delivery and acceptance of Mobetron • Documentation - regulatory compliance, IP protection • Quality Control - regulatory compliance, product traceability • Capacity - Shielded cells capable or 3 - 4 Mobetrons per month • Final Assembly (Future) Outsourced Manufacturing, In-House Quality IntraOp Medical Corporation 9/21/06 25

Company Overview Symbol: IOPM.OB Headquarters: Sunnyvale, CA Stock Price: $0.38 52-Week Range: $0.34-0.85 Volume (daily 90-day average):. 42,812 Market Cap (9/14/06): $10.00M Fully Diluted Shares Outstanding:. 63,221,933 Float:. 2,351,735 Fiscal Year:. September 30th Accounts Payable (6/30/06): $2,619,834 Total Debt (6/30/06): $7,945,532 Sales and Orders: 2005 Sales:.$3.83M 2006 Estimated Orders: $8M+ 2007 Estimated Orders:.$20M+ IntraOp Medical Corporation 9/21/06

FY 2004 FY 2005 FY 2006 Actual Actual Forecast Unit Sales 1 3 5 Yr. End Headcount 11 14 21 Revenue ($,000) $1,992 $3,834 $5,950 Cost of Sales 1,787 3,516 4,520 Gross Margin 205 318 1,430 Operating Expense 2,620 4,246 3,830 Loss from Operations (2,415) (3,928) (2,400) Interest Expense and Other 1,003 1,749 4,628 Net Loss ($3,418) ($5,677) ($7,028) Loss Per Share ($0.27) ($0.33) ($0.32) Wtd. Avg. Shares 12,702 17,107 21,781 Financial Results / Forecasts

IntraOp Medical Corporation 9/21/06 27 Shares outstanding 26,277,172 Convertible debentures 16,000,000 5-yr, convertible at $0.40 Long-term warrants 11,150,000 5-yr, strike price: $0.40 Short-term warrants 4,939,280 1-yr, expire thru Dec 2006, $0.40 Other Warrants and Options 4,855,481 Total Potential Fully Diluted Shares 63,221,933 All shares registered except 1.6 million common and 1.74 million option shares Capital Structure IntraOp Medical Corporation 9/21/06

28 Valuation Comparables Ticker Price Market Cap $ Mil TTM Rev $ Mil Price/ Rev CY Rev Est $ Mil Price/ Rev NY Rev Est $ Mil Price/ Rev VAR 53.18 6,909.7 1,530.0 4.52 1,580.0 4.37 1,790.0 3.86 ISRG 102.49 3,770.6 297.3 12.68 351.5 10.73 456.1 8.27 HOLX 40.96 2,158.6 386.8 5.58 404.8 5.33 467.6 4.62 ILSE 19.40 554.3 112.5 4.93 128.6 4.31 151.8 3.65 STXS 9.99 339.2 9.3 36.31 27.4 12.37 56.0 6.06 Average 12.80 7.42 5.29 9/30/06 Est FY 2007 Est FY 2008 Est IOPM-B 0.38 10.0 5.9 1.69 22.7 0.44 41.2 0.24 IOPM-F 0.38 24.0 5.9 4.07 22.7 1.06 41.2 0.58 Ticker Company Ticker Company VAR Varian Medical ILSE IntraLase ISRG Intuitive Surgical STXS Stereotaxis HOLX Hologic IOPM-B Intraop Basic Shares IOPM-F Intaop Fully Diluted Shares All estimates provided by Stonegate Securities, Inc. IntraOp Medical Corporation 9/21/06

IntraOpportunity ⑀⏇ World’s only mobile, self-shielded IOERT device ⑀⏇ Est. $2.6 billion demand for 2,200 Mobetrons worldwide ⑀⏇ Increasing body of positive clinical results ⑀⏇ Proven track record -- 21 Mobetron systems ⑀⏇ Defensible technology in an open market ⑀⏇ Revenue doubled in each of last two years and expecting substantial increase in 2007 ⑀⏇ Experienced management